UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

_________________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   March 16, 2016

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EL CAPITAN PRECIOUS METALS, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	333-56262	88-0482413
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

8390 Via de Ventura, Suite F-110, #215 Scottsdale, AZ	85258
(Address of Principal Executive Offices)	(Zip Code)

(928) 515-1942

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

_________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

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Item 1.01	Entry into a Material Definitive Agreement.

Equity Purchase Agreement with River North Equity, LLC

On March 16, 2016, El Capitan Precious Metals, Inc. (the “Company”) entered into an Equity Purchase Agreement (the “Purchase Agreement”) with River North Equity, LLC (“River North”), pursuant to which the Company may from time to time, in its discretion, sell shares of its common stock to River North for aggregate gross proceeds of up to $5,000,000. Unless terminated earlier, River North’s purchase commitment will automatically terminate on the earlier of the date on which River North shall have purchased Company shares pursuant to the Purchase Agreement for an aggregate purchase price of $5,000,000 or March 16, 2018. The Company has no obligation to sell any shares under the Purchase Agreement.

As provided in the Purchase Agreement, the Company may require River North to purchase shares of common stock from time to time by delivering a put notice to River North specifying the total purchase price for the shares to be purchased (the “Investment Amount”); provided there must be a minimum of ten trading days between delivery of each put notice. The Company may determine the Investment Amount, provided that such amount may not be more than the average daily trading volume in dollar amount for the Company’s common stock during the 10 trading days preceding the date on which the Company delivers the applicable put notice. Additionally, such amount may not be lower than $5,000 or higher than $150,000 without prior approval of River North. The number of shares issuable in connection with each put notice will be computed by dividing the applicable Investment Amount by the purchase price for such common stock. River North will have no obligation to purchase shares under the Purchase Agreement to the extent that such purchase would cause River North to own more than 9.99% of the Company’s common stock.

For each share of the Company’s common stock purchased under the Purchase Agreement, River North will pay a purchase price equal to 85.0% of the Market Price, which is defined as the average of the two lowest closing bid prices on the Over-the-Counter Bulletin Board, as reported by Bloomberg Finance L.P., during the five consecutive Trading Days including and immediately prior to the date on which the applicable put notice is delivered to River North (the “Pricing Period”). If the Company is not deposit/withdrawal at custodian (“DWAC”) eligible, River North will pay a purchase price equal to 80.0% of the Market Price, and if the Company is under Depository Trust Company (“DTC”) “chill” status, River North will pay a purchase price equal to 75.0% of the Market Price. On the first trading day after the Pricing Period, River North will purchase the applicable number of shares subject to customary closing conditions, including without limitation a requirement that a registration statement remain effective registering the resale by River North of the shares to issued pursuant to the Purchase Agreement as contemplated by the Registration Rights Agreement described below.

The Purchase Agreement contains covenants, representations and warranties of the Company and River North that are typical for transactions of this type. In addition, the Company and River North have granted each other customary indemnification rights in connection with the Purchase Agreement. The Purchase Agreement may be terminated by the Company at any time.

Registration Rights Agreement with River North Equity, LLC

Also on March 16, 2016, the Company entered into a Registration Rights Agreement with River North requiring the Company to prepare and file, within 45 days of the effective date of the Registration Rights Agreement, a registration statement registering the resale by River North of the shares to be issued under the Purchase Agreement for the shares, to use commercially reasonable efforts to cause such registration statement to become effective, and to keep such registration statement effective until (i) three months after the last closing of a sale of shares under the Purchase Agreement, (ii) the date when River North may sell all the shares under Rule 144 without volume limitations, or (iii) the date River North no longer owns any of the shares.

Commitment Note with River North Equity, LLC

As partial consideration for the above-mentioned agreements, on March 16, 2016, the Company issued to River North a “commitment” convertible promissory note (the “Commitment Note”) in the principal amount of $35,000. The Commitment Note accrues interest at a rate of 10% per annum and matures on March 16, 2017. Upon the registration statement contemplated by the Registration Rights Agreement being declared effective, $10,000 of the principle balance of the Commitment Note and accrued interest thereon will be extinguished and deemed to have been repaid.

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After 180 days following the date of the Commitment Note, or earlier upon the occurrence of an event of default that remains uncured, the Commitment Note may be converted into shares of the Company’s common stock at the election of River North at a conversion price per share equal 60% of the Current Market Price, which is defined as the lowest closing bid price for the common stock as reported by Bloomberg, LP for the 10 trading days ending on the trading day immediately before the conversion. Among other things, a failure by the Company to file the registration statement contemplated by the Registration Rights Agreement with 45 days following the issuance of the Commitment Note will constitute an event of default thereunder.

Bridge Note with River North Equity, LLC

On March 16, 2016, the Company entered into a Securities Purchase Agreement with River North pursuant to which the Company issued a convertible promissory note (the “Bridge Note”) to River North, in the original principal amount of $90,000, in consideration of the payment by River North of a purchase price equal to $81,000, with $9,000 retained by River North as original issue discount. The Company issued the Bridge Note on March 16, 2016. The Bridge Note accrues interest at a rate of 10% per annum and matures on March 16, 2017.

The Bridge Note provides for conversion rights and events of default on substantially the same terms and conditions as the Commitment Note; provided however that an event of default under the Bridge Note will also be triggered if the Company fails to use at least 15% of the proceeds from each sale of shares under the Purchase Agreement to prepay a portion of the Bridge Note.

The foregoing description of the terms of the Purchase Agreement, Registration Rights Agreement, Commitment Note, Securities Purchase Agreement and Bridge Note does not purport to be complete and is subject to and qualified in its entirety by reference to the agreement and instruments themselves, copies of which are filed as Exhibits 10.1, 10.2, 10.3, 10.4, and 10.5, respectively, to this report, and the terms of which are incorporated herein by reference. The benefits and representations and warranties set forth in such agreements and instruments are not intended to and do not constitute continuing representations and warranties of the Company or any other party to persons not a party thereto.

Item 3.02	Unregistered Sales of Equity Securities.

The information provided in Item 1.01 is incorporated by reference in this Item 3.02.

The issuance of the shares, the Commitment Note, the Bridge Note and the shares issuable upon any conversion of the Commitment Note and the Bridge Note, were not registered under the Securities Act of 1933, as amended (the “Securities Act”), and therefore may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. For these issuances, the Company relied on the exemption from federal registration under Section 4(2) of the Securities Act and/or Rule 506 promulgated thereunder, based on the Company’s belief that the offer and sale of such securities did not involve a public offering.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Equity Purchase Agreement dated March 16, 2016 by and between El Capitan Precious Metals, Inc. and River North Equity, LLC
10.2	Registration Rights Agreement dated March 16, 2016 by and between El Capitan Precious Metals, Inc. and River North Equity, LLC
10.3	Commitment Convertible Promissory Note dated March 16, 2016, issued in favor of River North Equity, LLC
10.4	Securities Purchase Agreement dated March 16, 2016 by and between El Capitan Precious Metals, Inc. and River North Equity, LLC
10.5	Bridge Convertible Promissory Note dated March 16, 2016, issued in favor of River North Equity, LLC

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EL CAPITAN PRECIOUS METALS, INC.

	By:	/s/ Stephen J. Antol
Date: March 21, 2016		Name: Stephen J. Antol
Title: Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description

10.1	Equity Purchase Agreement dated March 16, 2016 by and between El Capitan Precious Metals, Inc. and River North Equity, LLC
10.2	Registration Rights Agreement dated March 16, 2016 by and between El Capitan Precious Metals, Inc. and River North Equity, LLC
10.3	Commitment Convertible Promissory Note dated March 16, 2016, issued in favor of River North Equity, LLC
10.4	Securities Purchase Agreement dated March 16, 2016 by and between El Capitan Precious Metals, Inc. and River North Equity, LLC
10.5	Bridge Convertible Promissory Note dated March 16, 2016, issued in favor of River North Equity, LLC

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